BRIDGES INVESTMENT FUND, INC.

8401 West Dodge Road
256 Durham Plaza
Omaha, Nebraska 68114
(402) 397-4700

THIRD QUARTER
SHAREHOLDER REPORT

2002

Contents of Report

Pages 1 - 8             Shareholder Letter

Exhibit 1                 Portfolio Transactions from July 1, 2002, through
                                 September 30, 2002

Exhibit 2                 Quarter to Quarter Changes in Financial Data

Pages F1 - F13     Unaudited Financial Statements for the Nine Months Ended
                                    September 30, 2002

THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF THE SHAREHOLDERS OF BRIDGES INVESTMENT FUND, INC. AND IS UNDER NO CIRCUMSTANCES TO BE CONSTRUED AS AN OFFERING OF SHARES OF THE FUND. SUCH OFFERING IS MADE ONLY BY PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY INQUIRY TO THE FUND'S OFFICE.

----------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.
 8401 West Dodge Road
Omaha, Nebraska 68114

Telephone    402-397-4700
Facsimile    402-397-8617

Directors

Frederick N. Backer
Edson L. Bridges II
Edson L. Bridges III
N. P. Dodge, Jr.
John W. Estabrook
Jon D. Hoffmaster
John J. Koraleski
Roger A. Kupka
Gary L. Petersen
John T. Reed
Roy A. Smith
Janice D. Stoney
L.B. Thomas
John K. Wilson

Officers

Edson L. Bridges II	Chairman and
Chief Executive Officer
Edson L. Bridges III	President and
Chief Investment Officer
Brian M. Kirkpatrick	Vice President
Mary Ann Mason	Secretary
Kathleen J. Stranik	Assistant Secretary
Nancy K. Dodge	Treasurer
Linda J. Morris	Assistant Treasurer
Trinh Wu	Controller

Auditor
KPMG LLP
Two Central Park Plaza
Suite 1501
Omaha, Nebraska 68102-1617

(Resignation effective August 22, 2002)

Corporate Counsel	Counsel to Independent Directors

Baird, Holm	Koley, Jessen, P.C.
Attorneys at Law	Attorneys at Law
1500 Woodmen Tower	One Pacific Place, Suite 800
Omaha, Nebraska 68102	1125 South 103 Street
Omaha, Nebraska 68124

------------------------------------------------------------------------------------------------------------------------------------------------------------------------

October 21, 2002

Dear Shareholder:

Portfolio Management

Investment Results:

Bridges Investment Fund, Inc. had a total return of -14.84% during the Third Quarter of 2002 based on a June 30, 2002, net asset value of $25.57 per share and a September 30, 2002, net asset value of $21.73 per share. On a calendar year-to-date basis for the period ending September 30, the Fund had a total return of -29.77% and on a trailing 12-month basis for the period ending September 30, the Fund had a total return of -20.55%. By comparison, the S&P 500 had total returns of -17.27% for the Third Quarter, -28.15% for the first nine months of the calendar year, and -20.47% for the trailing 12-months' period ending September 30, 2002.

The following table summarizes the ten largest equity holdings in the Fund as of September 30, 2002:

		09/30/02%		% of	Ttl Rtn	Ttl Rtn	EPS	EPS			EPS Lt
No. of		Market	of	Total	% Chg	% Chg	5 Yr Hist	% Chg	P/E	P/E	Future
Shares	Company	Value	Equities	Assets	Qtd	12 Mos	Gr Rate	02 Vs 01	2002	2003	Gr Rate
60,000	Capital One	2,095,200	5.9%	4.8%	-42.8%	-24.1%	30%	30%	9.2	7.7	20%
500	Berkshire Hathaway B	1,232,500	3.5%	2.8%	10.3%	5.8%	-28%	--	29.8	24.9	14%
20,000	Freddie Mac	1,118,000	3.1%	2.6%	-8.7%	-14.0%	21%	19%	11.1	9.8	14%
20,000	Johnson & Johnson	1,081,600	3.0%	2.5%	3.5%	-2.4%	13%	17%	24.0	20.8	15%
20,000	Harrah's Entertainment	964,200	2.7%	2.2%	8.7%	78.5%	18%	45%	16.3	15.0	15%
20,000	Wells Fargo	963,200	2.7%	2.2%	-3.8%	8.3%	13%	41%	14.5	13.1	12%
20,000	Philip Morris	776,000	2.2%	1.8%	-11.2%	-19.7%	9%	14%	8.4	7.7	11%
19,000	BP ADR	758,100	2.1%	1.8%	-21.0%	-18.9%	17%	-33%	17.0	14.6	8%
250	First Natl. of Nebraska	743,750	2.1%	1.7%	-13.6%	24.6%	2%	--	--	--	--
25,000	Target	738,000	2.1%	1.7%	-22.5%	-7.0%	16%	17%	16.1	14.1	15%

		10,470,550	29.4%	24.1%

	Total Equities	35,622,500		82.2%

	Total Assets	43,299,139

In the Second Quarter letter to shareholders dated July 23, 2002, we stated that, "We believe the intense and pervasive pessimism that characterizes the current environment and the apparently irrational behavior that emanates from that pessimism sets the stage for good-to-excellent intermediate to long-term equity returns going forward. Obviously, we cannot pinpoint the bottom of the current market decline with any degree of accuracy; however, recent trading action, we believe, is of the type that historically has been prevalent near important market bottoms."

-------------------------------------------------------------------------------------------------------------------------------------

Shareholder Letter                                                  2                                          October 21, 2002

As it turned out, July 23 marked the bottom of the market's decline to that point in time and was followed by a generally improving environment for equities for the next month, as the S&P rallied 20.7% from July 23 through August 22. From August 22, the market declined 15.3% through the end of the quarter on September 30 and 19.3% through October 9. Since October 9, the market has recovered 15.6%, leaving it approximately 7% below the August 22 recovery high and approximately 12.5% above the date of the last letter to shareholders (July 23), although it remains down about 24% year to date and off 44% from its all-time high in 2000.

The Second Quarter letter reiterated that the Fund's management remains very constructive on the intermediate to longer-term outlook for the portfolio's common stocks. In fact, since July 23, net stock purchases in the Fund have totaled $5 million, as we have added to our positions in a number of holdings and established new positions in companies which we believe offer good long-term capital appreciation potential.

We have attached a table on page 8 entitled Selected Financial Information for recent Bridges Investment Fund Purchases that summarizes some statistical information on some of the purchases made in the portfolio since July 23. ("A" indicates an additional purchase of a current holding, and "N" indicates a new position established in the portfolio).

The table shows that the average stock purchased in the Fund since July 23 trades at 21.9x estimated 2002 earnings, has generated 20% per-year earnings growth over the past five years, and is forecast to have 17% per year earnings growth over the next three-to-five years. On average, the stocks in the table were purchased 20% below their average price over the past year and 40% below their average 52-week high price. The average stock in the table has declined 29% on a year-to-date basis and 20% over the past 12 months.

The table shows three approaches to long-term valuation for the stocks purchased. The first approach calculates a five-year price target based on future earnings growth that is only 80% of what is currently expected and assumes no change in the price/earnings multiple for each stock over the next five years. On that basis, the average stock purchased offers 85% appreciation potential. The second approach assumes that future earnings growth is 90% of current consensus expectations and uses an ending price/earnings multiple that is the average of the current P/E and the average P/E for each stock over the past ten years. This approach should allow for some price/earnings multiple improvement over the next five years but not to the extent of whatever the average price/earnings multiple has been for each stock over the past ten years. This approach indicates an average upside potential of 158%. Finally, a third approach to valuation uses current consensus earnings growth and the average P/E of the past ten years to establish a 2007 price target for each stock which results in an average price appreciation potential of 234%. We believe even the most conservative approach to valuation indicates that there is significant upside potential for the recent portfolio purchases and the portfolio's equity holdings in general.

-------------------------------------------------------------------------------------------------------------------------------------

Shareholder Letter                                                  3                                            October 21, 2002

Generally, the purchases made in the portfolio over the past several months show the common characteristics of (1) good long-term earnings growth prospects; (2) low valuation both in absolute terms and relative to both average price/earnings multiples over the past ten years and their historic and anticipated financial performance; and (3) low price relative to the average and high prices over the past 12 months. In other words, we have been actively looking for opportunities in the midst of the market's current carnage to buy good companies with track records of success that are selling at low valuations relative to their historical valuation parameters and relative to what we believe the stocks should sell for under normal circumstances.

We believe that the current bear market has seen the development and furtherance of a significant disconnect between near-term stock price performance and long-term financial performance for many companies. The company with the largest disconnect in the portfolio is Capital One, which during the Third Quarter declined 43% in value despite reporting year-over-year earnings growth of 31% for the Second Quarter (and 51% for the Third Quarter as reported on October 15). Capital One currently has declined 42.6% on a calendar year-to-date basis and currently trades 60% below its all-time high price of $73, which was established in October of 2000 and May of 2001. Capital One now trades at the same price it did in the Third Quarter of 1998. Revenues for the Third Quarter of 1998 were $670 million, and earnings per share were $0.32. For the Third Quarter of 2002, revenues were $2.628 billion and earnings per share were $1.13.

Clearly, investors are focusing on negatives surrounding the company, which include a difficult economic environment, the company's exposure to the consumer lending market, the likelihood of deteriorating credit quality over the next several quarters as the company slows its growth in the sub-prime segment of the market, and the uncertainty surrounding the informal memorandum of understanding the company has with its regulators, which was announced concurrent with its Second Quarter earnings release in mid-July.

Investors' concerns regarding these issues are valid to some degree. However, we believe the $30 current stock price (at which the company trades at 7x estimated earnings of $4.50 per share for 2003) significantly understates the long-term investment value of Capital One.

At present, we believe a reasonable appraisal of Capital One's fair value would be in the range of $60-$70 per share based on the current level of earnings and a long-term growth rate of 15% (well below the company's current guidance of 20%). Interestingly, despite outstanding long-term historical financial performance (28% compound annual earnings growth since going public in 1994) and management's forecast of 20% earnings growth going forward, the stock's current price/earnings multiple of 7x marks the low end of its historic P/E range of 7x-31x. We believe investors are fixated on the negatives surrounding Capital One and other consumer finance companies; we believe an objective appraisal of the risks facing the company and its likely operating performance going forward would indicate that a much higher valuation for Capital One's shares is warranted.

-----------------------------------------------------------------------------------------------------------------------------------------

Shareholder Letter                                                4                                            October 21, 2002

Valuation disconnects exist beyond Capital One. We believe most of the portfolio's equities are currently priced well below reasonable estimates of their long-term investment value in view of their ability to generate good growth in cash flow and earnings for their shareholders over time. While we cannot predict when investors will begin to view equities in a more favorable light, we believe that the portfolio's companies should provide good if not excellent long-term returns from current valuation levels, which are the lowest in years.

We will continue to try to be opportunistic during the current period of extreme equity market uncertainty and volatility and will look to position the portfolio to benefit over the long term by owning and increasing our positions in strong companies with good long-term financial prospects that sell at valuations that do not adequately reflect those prospects. We will seek to use periodic market dislocations to add to our holdings in companies that are selling well below reasonable estimates of long-term investment value.

Fund Administration Information

Dividend

On October 8, 2002, the Board of Directors declared a $.06 per share dividend on the shares of capital stock outstanding on the October 8, 2002, record date. This income distribution is payable on or about October 21, 2002. This dividend was created from net investment income earned during the July to September, 2002, quarter.

Auditor

KPMG LLP, the Fund's auditor, resigned its appointment on August 22, 2002. This action was necessary to preserve the audit firm's professional independence from the Fund. The Omaha office of KPMG LLP acquired more than 100 employees from the Arthur Andersen LLP practice located here. Mr. Daniel Koraleski was an Arthur Andersen LLP partner who became a KPMG LLP partner as a result of this acquisition. Mr. John J. Koraleski, a Director of the Fund, and Mr. Daniel Koraleski are brothers, and this relationship is presumed to be too close to maintain the independence necessary to develop an unqualified audit opinion on the Fund's annual financial statements. The Fund's management accepted the KPMG LLP resignation with regret and expressed appreciation for that firm's efforts on behalf of our Firm.

The Audit Committee met on September 26, 2002, to review two service and fee proposals for the fiscal year ending December 31, 2002, from qualified certified public accounting firms. Each proposal carried certain aspects that were attractive to the Audit Committee, but, pending further investigations into each proposal by management, no decision was made to accept either firm as our next auditor.

The investigations should be complete by mid-November, and a selection of the next auditor by the Audit Committee and the Board of Directors will be concluded in early December, 2002, in sufficient time to conduct the necessary audit assignments next year.

--------------------------------------------------------------------------------------------------------------------------------------

Shareholder Letter                                                 5                                                October 21, 2002

Additional Certifications to Filings

The Fund's management and the Audit Committee will be active in responding to new legislative and regulatory requirements imposed during the Third Quarter of 2002. The two special areas of emphasis will be (1) the identification of internal controls and procedures within the Fund's accounting and operations activities that protect the accuracy of financial statements and (2) the expanded certification as to the reliability of those financial statements filed with the Securities and Exchange Commission by the Fund in terms of the number of signers to the filing and the types of investigations made by the certifying officers prior to affixing their signatures to the legal instruments.

As a part of this process, the management will provide new information to the Audit Committee and the Auditor for their review and confirmation that the proper actions and directions are being taken in these matters. Management believes that past and present financial statements of the Fund are accurate. This new initiative will focus on a more complete identification of the processes for accounting and operations.

2002 Stock Market Factors and Outlook for the Future

Reflections on this Bear Market

In various ways, portions of our quarterly and annual reports have been dedicated to explaining the causes for stock price declines in our Fund's portfolio for at least two years. In most instances, comparisons have been made to previous bear market cycles. In most regards, our explanations relate to future earnings progress for the companies owned by the Fund's portfolio. We believe in these approaches to management of your assets, and they have been employed to explain good times as well as poor ones.

Nonetheless, our market experience in 2002 seems unrelated to anything that has gone on before. This syndrome caused Edson to create a list of unique negative conditions and circumstances for 2002. A short description of these subjects follows:

1. The Enron bankruptcy with its related fallout legally and politically.

2. The multiple downgrades for credit ratings on fixed income securities.

3. The escalation of incendiary and intractable relationships between Israel and the Palestinians with the increased risks of wider conflict in the Middle East.

4. The rally in the Eurocurrency exchange rate with the U.S. dollar resulting in an outflow of funds from the U.S.

5. The cumulative effect of numerous disclosures about corporate accounting irregularities that create a loss of confidence in reported earnings.

6. A propensity of society to rush to judgment without waiting for facts or taking the time to analyze them if the information is available.

-------------------------------------------------------------------------------------------------------------------------------------

Shareholder Letter                                             6                                             October 21, 2002

Each of these factors was described at some length in a general letter to the clients of Bridges Investment Counsel, Inc. dated July 12, 2002. If you would like a copy of that letter, please contact Mary Ann Mason, our Corporate Secretary.

Since July, 2002, U.S. stock market participants have continued to collect a new worry about every month. These new dominant factors are: (1) inadequate corporate governance on executive compensation highlighted by the generous terms granted to Jack Welch by General Electric's directors; (2) the probable preemptive ground war to remove Saddam Hussein in Iraq; (3) the West Coast dock workers' strike that threatens a shortage of imported retail merchandise and manufacturing parts, exports to Asia, and the interdiction of the transportation resources related thereto; and (4) a soft economy that could fall back into recession from adverse consequences related to factors (3) and (4) just described. All of these circumstances militate toward the continued weakening of investor confidence in equities.

Our list of forecasts and actions for a reversal of and end to the bear market is a very short one:

1. Stock prices will level out and rise when compelling values appear. The compelling value concept is related to ongoing reductions in prospective price to earnings ratios. The decision to buy equities on balance will be driven by expectations of price appreciation potentials that are greater than the under 2% interest income returns on cash reserves and/or greater than a 6% rate of interest on long-term fixed income securities. The actual achievement of the forecast for rising earnings should be the most dominant force in the compelling values equation when stock prices finally lift off the bottom for the bear market.

2. Intensive research into the companies we own now and candidates for future purchase. The pace of change has been crippling to investor confidence, and new information needs to be found to reaffirm previous premises for ownership of our companies. Otherwise, replacement stocks will have to be acquired to energize our net asset value recovery. We are working more diligently than ever in these subject areas.

Some Positive Glimmers of Better Days

The month of October began with the three popular market averages sliding into new bear market lows for the 2002 interval. Just when we needed to tighten our belts for a further trip into uncharted territory to the downside, two bellwether Dow Jones Industrial Average stocks, General Electric and International Business Machines, reported Third Quarter, 2002, earnings. This information was received positively by Wall Street, and a general stock recovery rally began that extended for several weeks as a result of these announcements.

-----------------------------------------------------------------------------------------------------------------------------------

Shareholder Letter                                            7                                             October 21, 2002

A. GE The company reported earnings per share of $.41 compared to $.33 a year earlier. The stock responded by rising 23% from a low of $22 on October 9, 2002, to a short-term recovery high today of $27.15.

B. IBM The company announced earnings results of $.99 from continuing operations compared to $.97 for the same quarter in 2001. The price for the common stock leaped from a low of $55.07 on October 9, 2002, to a $75.55 close now, a gain of 37%.

The dramatic, abruptly positive price changes for these two stocks provide an eloquent reason why common stocks are held through bear market cycles.

Our performance relative to the S&P 500 has turned positive since February 22, 2002. We believe better days will develop that are undergirded by the strength of earnings. On our universe of stocks, we are still expecting an 8% improvement in earnings per share for this year over 2001, and estimates for 2003 show a growth of 13.5% for earnings per share over the 2002 forecast. The expected long-term growth rate for the next five years is currently 16%, down from the 20% area several years ago.

Profound Respect

Our Fund's shareholders have maintained their ownership positions in the face of a withering, adverse change in the net asset value per share over the past two plus years. We are cognizant of the magnitude of the unrealized losses, and we respect your fortitude to absorb the stock market's punishment along with us. Our Firm's retirement funds for all employees are mainly invested in shares of Bridges Investment Fund, Inc.; consequently, everyone here is acutely aware of the disappointments our investors have experienced.

Thank you for your continued investment in our Fund. As described in various sections in this letter, we believe much higher valuations for our portfolio's common stocks are probable for the future. The precise timing for this favorable prospect will be determined by events that are beyond our management's control. The long-term development and growth for the U.S. economy along with the similar trend for the advancement of corporate earnings should be likely to overcome the negative factors that have dominated the early years in this new century.

Sincerely yours,

/s/ Edson L. Bridges III

Edson L. Bridges III

President

 /s/ Edson L. Bridges II

Edson L. Bridges II

Chairman

ELBIII:ELBII:kjs

----------------------------------------------------------------------------------------------------------------------------------

Shareholder Letter                                                   8                                             October 21, 2002

Selected Financial Information For Recent Bridges Investment Fund Purchases

	AVG	52	52	AVG	P/E
	BUY	WK	WK	52WK	10 YR	EPS	P/E
COMPANY NAME	PRICE	HI	LO	PRICE	AVG	2002	2002
ALCOA	23.33	41	17	32.23	30.4	1.03	22.6
ANALOG DEVICES	27.89	49	17	35.64	36.4	0.54	49.9
APPLIED MATERIALS	12.85	28	10	19.84	37.1	0.18	80.6
AUTOMATIC DATA PROC	37.89	61	31	48.88	30.9	1.75	24.8
BEST BUY	22.92	54	16	40.07	39.5	1.77	12.9
CAPITAL ONE FIN'L	35.90	67	24	49.24	21.3	3.93	7.7
CINTAS	46.10	57	39	46.95	34.9	1.36	36.9
CONCORD EFS	18.17	36	12	27.45	43.9	0.69	24.4
DEVRY	19.15	35	12	25.15	34.8	0.95	15.2
FAIR ISAAC & CO.	38.97	46	29	37.13	24.7	1.62	22.2
FIRST DATA	32.70	46	23	37.53	27.1	1.66	21.3
FISERV	33.23	48	22	38.99	30.6	1.36	23.0
FLEXTRONICS INT'L	10.29	30	5	15.32	28.8	0.61	13.8
HOME DEPOT	28.98	53	23	41.30	40.2	1.58	19.4
HORTON (D.R.)	20.39	30	13	22.28	11.4	2.82	7.2
MBNA	18.94	27	12	21.88	20.1	1.52	13.1
MDU RESOURCES GROUP	24.41	34	18	26.61	15.3	1.67	14.8
NORTHERN TRUST	42.78	63	30	50.24	21.8	2.04	17.9
OMNICOM GROUP	60.77	98	36	75.87	27.5	3.43	17.5
OUTBACK STEAKHOUSE	30.92	40	24	33.01	26.2	2.07	15.9
PAYCHEX	24.78	43	20	32.72	54.1	0.73	41.2
PFIZER	28.97	45	25	36.88	35.9	1.58	20.2
PHILIP MORRIS	39.69	58	35	49.04	12.3	4.59	9.3
TCF FINANCIAL	40.09	55	35	48.00	13.6	3.15	13.7

AVERAGE	30.00	48	22	37.18	29.1	1.78	22.7

Selected Financial Information For Recent Bridges Investment Fund Purchases

(Continued)

	EPS	EPS LT		ROE	PRICE	PRICE	BUY PX	BUY PX
	5 YR HIST	FUTURE		5 YR	% CHG	% OF	% OF	% OF
COMPANY NAME	GR RATE	GR RATE	ROE	AVG	YTD	12 MTHS	52WK HI	52WK AVG
ALCOA	4%	14%	7%	15%	-34.5%	-33.2%	56.9%	72.4%
ANALOG DEVICES	22%	25%	7%	18%	-39.3%	-35.2%	56.9%	78.3%
APPLIED MATERIALS	11%	20%	3%	19%	-27.6%	-22.5%	45.9%	64.8%
AUTOMATIC DATA PROC	15%	13%	23%	20%	-26.4%	-15.4%	62.1%	77.5%
BEST BUY	37%	18%	25%	26%	-54.1%	-39.0%	42.4%	57.2%
CAPITAL ONE FIN'L	30%	20%	24%	25%	-43.8%	-32.4%	53.6%	72.9%
CINTAS	14%	18%	17%	19%	4.5%	15.7%	80.9%	98.2%
CONCORD EFS	37%	23%	18%	19%	-48.7%	-42.6%	50.5%	66.2%
DEVRY	20%	20%	20%	24%	-49.4%	-49.8%	54.7%	76.1%
FAIR ISAAC & CO.	20%	15%	33%	20%	-14.2%	5.0%	84.7%	105.0%
FIRST DATA	17%	15%	31%	20%	-9.6%	1.5%	71.1%	87.1%
FISERV	21%	19%	15%	14%	-26.1%	-20.0%	69.2%	85.2%
FLEXTRONICS INT'L	24%	25%	5%	13%	-64.8%	-65.8%	34.3%	67.2%
HOME DEPOT	21%	18%	19%	20%	-40.1%	-24.4%	54.7%	70.2%
HORTON (D.R.)	32%	15%	24%	22%	-6.3%	44.2%	68.0%	91.5%
MBNA	24%	15%	25%	30%	-15.2%	0.1%	70.1%	86.6%
MDU RESOURCES GROUP	10%	10%	11%	13%	-12.5%	-0.2%	71.8%	91.7%
NORTHERN TRUST	11%	13%	17%	20%	-39.3%	-30.1%	67.9%	85.2%
OMNICOM GROUP	19%	16%	30%	29%	-32.9%	-24.5%	62.0%	80.1%
OUTBACK STEAKHOUSE	12%	15%	16%	18%	-4.2%	21.7%	77.3%	93.7%
PAYCHEX	27%	20%	31%	36%	-13.7%	-11.1%	57.6%	75.7%
PFIZER	27%	17%	49%	33%	-19.9%	-25.8%	64.4%	78.6%
PHILIP MORRIS	11%	10%	50%	46%	-7.1%	-13.7%	68.4%	80.9%
TCF FINANCIAL	14%	14%	25%	20%	-10.1%	1.7%	72.9%	83.5%

AVERAGE	20%	17%	22%	22%	-26.5%	-16.5%	62.4%	80.2%

Selected Financial Information For Recent Bridges Investment Fund Purchases

(Continued)

	5 YEAR PRICE TARGETS

	80%	%	90%	%	LTG ON	%
COMPANY NAME	ON 02	CHG	ON '02	CHG	10 YR	CHG
	EPS	FR BUY	EPS	FR BUY	AVG	FR BUY
ALCOA	39.58	70%	49.41	112%	60.29	158%
ANALOG DEVICES	67.05	140%	64.28	130%	59.99	115%
APPLIED MATERIALS	30.47	137%	24.23	89%	16.62	29%
AUTOMATIC DATA PROC	71.18	88%	84.75	124%	99.63	163%
BEST BUY	44.74	95%	98.24	329%	159.95	598%
CAPITAL ONE FIN'L	63.56	77%	130.37	263%	208.29	480%
CINTAS	98.33	113%	103.43	124%	108.59	136%
CONCORD EFS	39.17	116%	60.36	232%	85.28	369%
DEVRY	30.33	58%	54.33	184%	82.26	330%
FAIR ISAAC & CO.	63.38	63%	71.55	84%	80.48	107%
FIRST DATA	62.31	91%	75.67	131%	90.48	177%
FISERV	63.46	91%	80.25	142%	99.31	199%
FLEXTRONICS INT'L	20.95	104%	35.84	248%	53.61	421%
HOME DEPOT	60.06	107%	99.75	244%	145.31	401%
HORTON (D.R.)	35.78	75%	49.40	142%	64.66	217%
MBNA	35.09	85%	47.53	151%	61.45	224%
MDU RESOURCES GROUP	36.32	49%	38.67	58%	41.15	69%
NORTHERN TRUST	59.89	40%	70.41	65%	81.94	92%
OMNICOM GROUP	109.62	80%	151.22	149%	198.11	226%
OUTBACK STEAKHOUSE	58.00	88%	82.07	165%	109.08	253%
PAYCHEX	63.17	155%	79.58	221%	98.27	297%
PFIZER	60.38	108%	90.31	212%	124.36	329%
PHILIP MORRIS	62.72	58%	76.27	92%	90.92	129%
TCF FINANCIAL	73.38	83%	77.83	94%	82.48	106%

AVERAGE	56.21	90%	74.82	158%	95.94	234%

------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Exhibit 1

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS

DURING THE PERIOD FROM

JULY 1, 2002 THROUGH SEPTEMBER 30, 2002

Securities Common Stocks Unless Descirbed Otherwise	Bought or Received $1,000 Par Value (M) or Shares	Held After Transaction $1,000 Pa Value (M) or Shares

AES Corporation	20,000	60,000
ALCOA, Inc.	15,000	35,000
Americredit Corporation	30,000	30,000
Analog Devices, Inc.	5,000	20,000
Automatic Data Processing	5,000	15,000
Best Buy, Inc.	17,500	25,000
Capital One Financial	15,000	60,000
Cintas Corporation	4,000	10,000
Concord EFS, Inc.	20,000	20,000
D. R. Horton, Inc.	13,000	13,000
Devry, Inc.	7,000	20,000
(1) Fair Isaac & Company, Inc.	10,000	10,000
First Data Corporation	15,000	15,000
First National of Nebraska, Inc.	20	250
Fiserv, Inc. Wisconsin	15,000	15,000
Flextronics, International Ltd.	10,000	60,000
Level 3 Communications	11,000	175,000
(2) MBNA Corporation	15,000	25,000
MDU Resources Group, Inc.	15,000	15,000
Northern Trust Company	3,000	10,000
Omnicom Group, Inc.	1,000	8,000
Outback Steakhouse, Inc.	5,000	15,000
Paychex, Inc.	10,000	10,000
Philip Morris Cos.	10,000	20,000
Solectron Corporation	5,400	40,000
TCF Financial	5,000	5,000
(3) Travelers Property Casualty Class A	431	431
(4) Travelers Property Casualty Class B	887	887
Yum! Brands, Inc.	2,600	10,000
Various Issues of Commercial Paper Notes Purchased during 3rd Quarter, 2002	91,451,000	4,224,000

--------------------------------------------------------------------------------------------------------------------------------------------------------------------

Exhibit 1

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS
DURING THE PERIOD FROM
JULY 1, 2002 THROUGH SEPTEMBER 30, 2002
(Continued)

Securities Common Stocks Unless Described Otherwise	Sold or Exchanged $1,000 Par Value (M) or Shares	Held After Transaction $1,000 Par Value (M) or Shares

Adobe Systems, Inc.	10,000	--
Americredit Corporation	30,000	--
(5) HNC Software, Inc.	18,000	--
I2 Technologies, Inc.	13,000	--
Merck & Co., Inc.	5,000	10,000
West Corporation	22,185	42,815
Various Issues of Commercial Paper Notes Maturing during 3rd Quarter, 2002	95,890,000	--

(1) Received 9,342 shares in Exchange for 18,000 shares of HNC Software on August 6, 2002.
(2) Received 5,000 shares in a 3-for-2 stock split on July 16, 2002.
(3) Received 431 shares in a spin-off of Citigroup on August 20, 2002.
(4) Received 887 shares in a spin-off of Citigroup on August 20, 2002.
(5) Delivered out in exchange for 9,342 shares of Fair Isaac & Company, Inc. on August 6, 2002.

--------------------------------------------------------------------------------------------------------------

Exhibit 2

BRIDGES INVESTMENT FUND, INC.

SELECTED HISTORICAL FINANCIAL INFORMATION

- - - - - - - - - - - - -Year End Statistics - - - - - - - - - - - - -
Valuation Date	Net Assets	Shares Outstanding	Net Asset Value/Share	Dividend/ Share	Capital Gains/Share

07-01-63	$ 109,000	10,900	$10.00	$ -	$ -
12-31-63	159,187	15,510	10.13	.07	-
12-31-64	369,149	33,643	10.97	.28	-
12-31-65	621,241	51,607	12.04	.285	.028
12-31-66	651,282	59,365	10.97	.295	-
12-31-67	850,119	64,427	13.20	.295	-
12-31-68	1,103,734	74,502	14.81	.315	-
12-31-69	1,085,186	84,807	12.80	.36	-
12-31-70	1,054,162	90,941	11.59	.37	-
12-31-71	1,236,601	93,285	13.26	.37	-
12-31-72	1,272,570	93,673	13.59	.35	.08
12-31-73	1,025,521	100,282	10.23	.34	.07
12-31-74	757,545	106,909	7.09	.35	-
12-31-75	1,056,439	111,619	9.46	.35	-
12-31-76	1,402,661	124,264	11.29	.38	-
12-31-77	1,505,147	145,252	10.36	.428	.862
12-31-78	1,574,097	153,728	10.24	.481	.049
12-31-79	1,872,059	165,806	11.29	.474	.051
12-31-80	2,416,997	177,025	13.65	.55	.0525
12-31-81	2,315,441	185,009	12.52	.63	.0868
12-31-82	2,593,411	195,469	13.27	.78	.19123
12-31-83	3,345,988	229,238	14.60	.85	.25
12-31-84	3,727,899	278,241	13.40	.80	.50
12-31-85	4,962,325	318,589	15.58	.70	.68
12-31-86	6,701,786	407,265	16.46	.688	.86227
12-31-87	7,876,275	525,238	15.00	.656	1.03960
12-31-88	8,592,807	610,504	14.07	.85	1.10967
12-31-89	10,895,182	682,321	15.97	.67	.53769
12-31-90	11,283,448	744,734	15.15	.67	.40297
12-31-91	14,374,679	831,027	17.30	.66	.29292
12-31-92	17,006,789	971,502	17.51	.635	.15944
12-31-93	17,990,556	1,010,692	17.80	.6225	.17075
12-31-94	18,096,297	1,058,427	17.10	.59	.17874
12-31-95	24,052,746	1,116,620	21.54	.575	.19289
12-31-96	29,249,488	1,190,831	24.56	.55	.25730
12-31-97	36,647,535	1,262,818	29.02	.5075	.30571
12-31-98	48,433,113	1,413,731	34.26	.44	2.11648
12-31-99	69,735,684	1,508,154	46.24	.30	.91088
12-31-00	71,411,520	1,850,301	38.59	.40	.80880716
12-31-01	60,244,912	1,940,494	31.05	.26	--

- - - - - - - - - - - - - - - Current Quarter Compared to Same Quarter in Prior Year - - - - - - - - - - -

Valuation Date	Net Assets	Shares Outstanding	Net Asset Value/Share	Dividend/ Share	Capital Gains/Share

09-30-01	53,311,385	1,934,912	27.55	.065	-
09-30-02	43,299,139	1,992,957	21.73	.050	-

---------------------------------------------------------------------------------------------------------------

F 1

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS

SEPTEMBER 30, 2002

(Unaudited)
Title of Security	Number of Shares	Cost	Market Value
COMMON STOCKS (79.9%)

Advertising 1.0%
Omnicom Group, Inc.	8,000	$ 541,062	$ 445,440

Airlines 0.4%
Southwest Airlines Co.	15,000	$ 303,021	$ 195,900

Banking and Finance 6.5%
Fifth Third Bancorp	5,000	$ 232,812	$ 306,150
First National of Nebraska, Inc.	250	401,835	743,750
State Street Corporation	15,000	62,367	579,600
TCF Financial Corporation	5,000	217,958	211,650
Wells Fargo & Co.	20,000	582,323	963,200
		$ 1,497,295	$ 2,804,350

Beverages Soft Drinks 1.3%
PepsiCo, Inc.	15,000	$ 192,169	$ 554,250

Building Residential/Commercial 0.5%
D. R. Horton, Inc.	13,000	$ 279,510	$ 242,060

Casino Hotels 2.2%
Harrah's Entertainment, Inc.*	20,000	$ 652,056	$ 964,200

Computers Hardware and Software 2.6%
Cisco Systems, Inc.*	40,000	$ 361,395	$ 419,200
Microsoft Corporation*	15,000	266,000	655,350
Retek, Inc.*	15,000	331,354	54,000
Tibco Software, Inc.*	6,000	153,194	22,500
		$ 1,111,943	$ 1,151,050

Computers Memory Devices 0.4%
EMC Corporation/MASS*	35,000	$ 494,601	$ 159,950

Computers Micro 0.2%
Sun Microsystems, Inc.*	35,000	$ 661,353	$ 90,650

Data Processing and Management 4.4%
Automatic Data Processing	15,000	$ 710,465	$ 521,550
CSG Systems International, Inc.*	20,000	678,776	218,000
Fair Isaac and Company, Incorporated	10,000	150,896	327,000
First Data Corporation	15,000	490,500	419,250
Fiserv, Inc.*	15,000	547,723	421,200
		$ 2,578,360	$ 1,907,000

Diversified Operations 2.8%
Berkshire Hathaway Inc., Class B *	500	$ 600,020	$ 1,232,500

Drugs Medicines Cosmetics 6.5%
Abbott Laboratories	15,000	$ 169,395	$ 606,000
Amgen, Inc.*	15,000	463,500	625,500
Elan Corporation PLC ADR*	15,000	371,827	28,950
Johnson & Johnson	20,000	366,297	1,081,600
Merck & Co., Inc.	10,000	208,985	457,100
		$ 1,580,004	$ 2,799,150

*Nonincome producing security

--------------------------------------------------------------------------------------

F 2

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

SEPTEMBER 30, 2002
(Unaudited)
Title of Security	Number of Shares	Cost	Market Value
COMMON STOCKS (Continued)

Electrical Equipment and Supplies 1.1%
General Electric Co.	20,000	$ 122,894	$ 493,000

Electric Generation 1.1%
AES Corporation*	60,000	$ 1,152,252	$ 150,600
MDU Resources Group, Inc.	15,000	375,926	342,450
		$ 1,528,178	$ 493,050

Electronic Components Conductors 3.9%
Altera Corporation*	40,000	$ 1,042,102	$ 346,800
Analog Devices, Inc.*	20,000	753,090	394,000
Applied Materials, Inc.*	40,000	840,574	462,000
Intel Corporation	35,000	524,247	486,150
		$ 3,160,013	$ 1,688,950

Electronics 1.2%
Flextronics International Ltd.*	60,000	$ 1,464,756	$ 418,320
Solectron Corporation *	40,000	561,957	84,400
		$ 2,026,713	$ 502,720

Fiduciary Banks 0.9%
Northern Trust Co.	10,000	$ 488,350	$ 377,200

Finance Diversified 2.2%
Citigroup, Inc.	9,999	$ 481,932	$ 296,470
Morgan Stanley Dean Witter & Co.	20,000	1,127,600	677,600
		$ 1,609,532	$ 974,070

Finance Investment Banks 2.2%
Goldman Sachs Group, Inc. (The)	10,000	$ 914,375	$ 660,300
Charles Schwab Corporation (The)	35,000	740,499	304,500
		$ 1,654,874	$ 964,800

Finance Real Estate 2.6%
Freddie Mac	20,000	$ 519,311	$ 1,118,000

Finance Services 7.7%
Capital One Financial Corporation	60,000	$ 1,654,626	$ 2,095,200
Concord EFS, Inc.*	20,000	396,404	317,600
MBNA Corporation	25,000	578,850	459,500
Paychex, Inc.	20,000	547,840	486,400
		$ 3,177,720	$ 3,358,700

Insurance Multiline 1.3%
American International Group, Inc.	10,000	$ 566,397	$ 547,000
Travelers Property Casualty Corp. Class A*	431	10,170	5,689
Travelers Property Casualty Corp. Class B*	887	22,583	12,001
		$ 599,150	$ 564,690

*Nonincome producing security

------------------------------------------------------------------------------------

F 3

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

SEPTEMBER 30, 2002
(Unaudited)
Title of Security	Number of Shares	Cost	Market Value
COMMON STOCKS (Continued)

Linen Supply and Related Products 1.0%
Cintas Corporation	10,000	$ 350,987	$ 419,200

Media Newspapers 1.2%
Gannett Co., Inc.	7,000	$ 531,529	$ 505,260
Medical Instruments 1.0%
Medtronic, Inc.	10,000	$ 504,734	$ 421,200

Metal Aluminum 1.6%
Alcoa Inc.	35,000	$ 1,113,752	$ 675,500

Metal Products Fasteners 0.7%
Illinois Tool Works, Inc.	5,000	$ 369,449	$ 291,650

Oil and Gas Field Services 0.6%
Tidewater Inc.	10,000	$ 416,477	$ 269,900

Oil and Gas Integrated International 3.3%
BP PLC Sponsored ADR	19,000	$ 443,238	$ 758,100
ChevronTexaco Corporation	10,000	340,535	692,500
		$ 783,773	$ 1,450,600

Retail Restaurants 1.6%
Outback Steakhouse, Inc.*	15,000	$ 509,594	$ 412,200
Yum! Brands, Inc.*	10,000	299,246	277,100
		$ 808,840	$ 689,300

Retail Stores Apparel and Clothing 1.3%
Gap, Inc.	50,000	$ 521,360	$ 542,500

Retail Stores Building Materials and Home Improvement 1.5%
The Home Depot, Inc.	25,000	$ 527,832	$ 652,500

Retail Stores Consumer Electronics 1.3%
Best Buy Company, Inc.*	25,000	$ 757,484	$ 557,750

Retail Stores Department 1.7%
Target Corporation	25,000	$ 122,927	$ 738,000

Schools 0.9%
DeVry, Inc.*	20,000	$ 517,907	$ 372,400

Telecommunications 4.1%
Level 3 Communications *	175,000	$ 1,850,222	$ 680,750
Sprint PCS Corporation *	20,000	581,333	39,200
Vodafone Group PLC	35,000	848,863	449,050
West Corporation *	42,815	787,756	599,410
WorldCom, Inc. *	25,000	565,758	2,500
		$ 4,633,932	$ 1,770,910

*Nonincome producing security

--------------------------------------------------------------------------------------

F 4

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

SEPTEMBER 30, 2002
(Unaudited)
Title of Security	Number of Shares	Cost	Market Value
COMMON STOCKS (Continued)

Telecommunications Equipment 1.9%
Nokia Corporation Sponsored ADR	40,000	$ 421,175	$ 530,000
Qualcomm Incorporated *	10,000	117,265	276,200
		$ 538,440	$ 806,200

Television Cable 0.5%
Comcast Corporation Special Class A *	10,000	$ 309,375	$ 208,600

Tobacco 1.8%
Philip Morris Companies, Inc.	20,000	$ 937,700	$ 776,000

Transportation Airfreight 0.9%
EGL, Inc. *	35,000	$ 466,542	$ 385,350

TOTAL COMMON STOCKS (Cost $39,591,169)		$39,591,169	$34,614,500

PREFERRED STOCKS (2.3%)

Banking and Finance 1.4%
CFB Capital II 8.20% Cumulative Preferred	5,000	$ 125,000	$ 125,500
CFC Capital Trust 9.375% Preferred, Series B	5,000	125,000	125,750
Harris Preferred Capital Corp., 7.375%, Series A	10,000	250,000	252,000
Silicon Valley Bancshares 8.25% Preferred Series I	5,000	125,000	113,750
		$ 625,000	$ 617,000

Oil Comp. Exploration and Production 0.3%
Nexen, Inc. 9.275% Preferred Series I	5,000	$ 125,000	$ 126,500

Utilities Electric 0.6%
Tennessee Valley Authority 6.75% Variable Preferred Series D	10,000	$ 250,000	$ 264,500

Total Preferred Stocks (Cost $1,000.000)		$ 1,000,000	$ 1,008,000

Total Stocks		$40,591,169	$35,622,500

DEBT SECURITIES (19.3%)

Auto Cars/Light Trucks 0.6%
General Motors Corporation 7.700% Debentures due April 15, 2016	$250,000	$ 252,320	$ 265,218

*Nonincome producing security

-----------------------------------------------------------------------------------

F 5

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

SEPTEMBER 30, 2002
(Unaudited)
Title of Security	Number of Shares	Cost	Market Value

Electronic Components Conductors 0.7%
Applied Materials, Inc. 7.125% Senior Notes due October 15, 2017	$250,000	$ 256,472	$ 284,531

Energy Alternate Sources 0.5%
CalEnergy Co., Inc., 7.630% Notes due October 15, 2007	$200,000	$ 200,000	$ 211,378

Finance Services 0.7%
MBNA Corporation 7.50% Senior Notes due March 15,2012	$250,000	$ 268,125	$ 289,338

Hotels and Motels 0.7%
Marriott International 7.875% Notes Series C due September 15, 2009	$250,000	$ 250,068	$ 288,451

Medical Wholesale Drug Distribution 0.7%
Cardinal Health, Inc. 6.75% Notes due February 15, 2011	$ 250,000	$ 260,689	$ 287,063

Retail Stores Department 0.6%
Dillard Department Stores, Inc., 7.850% Debentures, due October 1, 2012	$ 150,000	$ 151,347	$ 142,613

Sears Roebuck & Co., 9.375% Debentures due November 1, 2011	100,000	$ 106,399	126,460
		$ 257,746	$ 264,073

Telecommunications 0.6%
Level 3 Communications, Inc., 9.125% Senior Notes due May 1, 2008	$ 500,000	$ 346,223	$ 265,000

U.S. Government 4.5%
U.S. Treasury, 10.750% Bonds due February 15, 2003	$ 200,000	219,525	206,875

U.S. Treasury, 7.250% Notes, due May 15, 2004	300,000	303,245	327,187

U.S. Treasury, 7.500% Notes, due February 15, 2005	300,000	305,871	339,563

U.S. Treasury, 9.375% Bonds, due February 15, 2006	200,000	256,222	246,719

U.S. Treasury, 8.750% Bonds, due November 15, 2008	200,000	237,473	216,031

U.S. Treasury, 9.125% Bonds, due May 15, 2009	200,000	234,910	223,781

--------------------------------------------------------------------------------------------------------------------------------------------------------------------

F 6

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

SEPTEMBER 30, 2002
(Unaudited)
Title of Security	Number of Shares	Cost	Market Value

U.S. Treasury, 7.500% Bonds, due November 15, 2016	300,000	308,539	397,735
		$ 1,865,785	$ 1,957,891

Commercial Paper Short Term 9.7%
Prudential Funding Corporation Commercial Paper Note 1.51% due October 1, 2002	1,324,611	1,324,611	1,324,611

American Express Credit Corporation Commercial Paper Note 1.54% due October 4, 2002	2,199,341	2,199,341	2,199,341

General Electric Credit Corporation Commercial Paper Note 1.50% due October 4, 2002	699,796	$ 699,796	$ 699,796
		$ 4,223,748	$ 4,223,748

TOTAL DEBT SECURITIES (Cost $8,181,176)		$ 8,181,176	$ 8,336,691

TOTAL INVESTMENTS IN SECURITIES (101.5%) (Cost $48,772,345)		$48,772,345	$43,959,191
CASH AND RECEIVABLES LESS TOTAL LIABILITIES ( 1.5%)			(660,052)
NET ASSETS, September 30, 2002 (100.0%)			$43,299,139

The accompanying notes to financial statements
are an integral part of this schedule.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2002
(Unaudited)

ASSETS
Investments, at market value
Common and preferred stocks (cost $40,591,169)	$35,622,500
Debt securities (cost $8,181,176)	8,336,691
Total investments	$43,959,191

Cash	96,717
Receivables
Dividends and interest	134,534
Securities Sold	239,143
Subscriptions to capital stock	340,350

TOTAL ASSETS	$44,769,935
===========
LIABILITIES
Redemption of capital stock	$ 1,500
Purchase of Securities	1,374,024
Investment advisor, management and
service fees payable	58,158
Accrued operating expenses	37,114
TOTAL LIABILITIES	$ 1,470,796

NET ASSETS
Capital stock, $1 par value - Authorized 6,000,000 shares, 1,992,957 shares outstanding	$ 1,992,957

Paid-in surplus -	47,041,172
Net capital paid in on shares	$49,034,129

Net unrealized depreciation on investments	(4,813,153)
Accumulated undistributed net realized loss	(1,046,780)
Accumulated undistributed net investment income	124,943
TOTAL NET ASSETS	$43,299,139
===========

NET ASSET VALUE PER SHARE	$21.73
======

OFFERING PRICE PER SHARE	$21.73
======

REDEMPTION PRICE PER SHARE	$21.73
======

The accompanying notes to financial statements
are an integral part of this statement.

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
(Unaudited0
INVESTMENT INCOME
Interest	$ 310,113
Dividends (Net of foreign withholding taxes
of $4,951)	323,156

Total Investment Income		$ 633,269

EXPENSES
Management fees	198,096
Custodian fees	27,310
Insurance and Other Administrative Fees	22,046
Bookkeeping services	16,802
Printing and supplies	15,736
Professional services	12,473
Dividend disbursing and transfer
agent fees	20,876
Computer programming	6,750
Taxes and licenses	799
Independent Directors Expense & Fees	10,392

Total Expenses		$ 331,280
NET INVESTMENT INCOME		$ 301,989

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS

Net realized loss on transactions in
investment securities	$ (731,535)

Net decrease in unrealized
appreciation of investments	(17,954,547)

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS		$(18,686,082)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(18,384,093)
		=============

The accompanying notes to financial statements
are an integral part of this statement.

----------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 AND 2001
	2002	2001
INCREASE IN NET ASSETS
Operations -
Net investment income	$ 301,989	$ 410,609
Net realized (loss)/gain on
transactions in investment securities	(731,535)	(2,095,678)
Net decrease in unrealized
appreciation of investments	(17,954,547)	(19,246,887)
Net decrease in net assets
resulting from operations	$(18,384,093)	$(20,931,956)

Net equalization credits	(432)	1,923

Distributions to shareholders from -
Net investment income	(179,162)	(287,222)
Net realized gain/(loss) from investment
transactions	--	--
Return of capital	--	--
Net capital share transactions	1,617,914	3,117,120

Total (decrease)/increase in Net Assets	$(16,945,773))	$(18,100,135)

NET ASSETS:
Beginning of year	$ 60,244,912	$ 71,411,520

End of nine months	$ 43,299,139	$ 53,311,385
	=============	=============

The accompanying notes to financial statements
are an integral part of these statements.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2002

(Unaudited)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Bridges Investment Fund, Inc. (Fund) is registered under the Investment Company
    Act of 1940 as a diversified, open-end management investment company.  The primary investment objective of the Fund is long-term capital appreciation.  In pursuit of that objective, the Fund invests primarily in common stocks.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The policies are in conformity with generally accepted accounting principles.

    A.  Investments

              Security transactions are recorded on the trade date at purchase cost or sales proceeds.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

              Securities owned are reflected in the accompanying statement of assets and liabilities and the schedule of portfolio investments at quoted market value.  Quoted market value represents the last recorded sales price on the last business day of the calendar quarter for securities traded on a national securities exchange.  If no sales were reported on that day, quoted market value represents the closing bid price.
        The cost of investments reflected in the statement of assets and liabilities and the schedule of portfolio investments is approximately the same as the basis used for Federal income tax purposes.  The difference between cost and quoted market value of securities is reflected separately as unrealized appreciation (depreciation) as applicable.

Net unrealized appreciation (depreciation):	2002	2001	Net Change

Aggregate gross unrealized appreciation on securities	$ 8,297,843	$16,235,030

Aggregate gross unrealized depreciation on securities	(13,110,996)	(8,156,035)

Net	$ (4,813,153)	$ 8,078,995	$(12,892,148)
	============	============	=============

        The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.
   The gain computed on the basis of average cost would have been substantially the same as that reflected in the accompanying statement of operations.

--------------------------------------------------------------------------------------

   B. Federal Taxes

          The Fund intends to comply with the requirements of the Internal
      Revenue Code applicable to regulated investment companies and not be subject to federal income tax.  Therefore, no income tax provision is required.  The
      Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

          The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.  In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

          For federal income tax purposes, the Fund has a capital loss carryover of $1,600 at December 31, 2001, which if not offset by subsequent capital gains will expire in 2009.

   C. Distribution To Shareholders

         The Fund accrues income dividends to shareholders on a quarterly basis as of the ex-dividend date.  Distributions of net realized gains are made on an annual basis to shareholders as of the ex-dividend date.

   D. Equalization

         The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income.
      As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

   E. Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(2) INVESTMENT ADVISORY CONTRACT

      Under an Investment Advisory Contract, Bridges Investment Counsel, Inc.
    (Investment Adviser) furnishes investment advisory services and performs certain administrative functions for the Fund.  In return, the Fund has agreed to pay the Investment Adviser a management fee computed on a quarterly basis at the rate of 1/8 of 1% of the average net asset value of the Fund during the quarter, equivalent to 1/2 of 1% per annum.  Certain officers and directors of the Fund are also officers and directors of the Investment Adviser.  These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------

      The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of stamp and other taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and
    1/2% of the average month end net asset value of the Fund for the year.  Amounts, if any, expended in excess of this limitation are reimbursed by the Investment
    Adviser as specifically identified in the Investment Advisory Contract.   There
    were no amounts reimbursed in the NINE months ended September 30, 2002.

(3) DIVIDEND DISBURSING AND TRANSFER AGENT

      Dividend disbursing and transfer agent services are provided by Bridges Investor
    Services, Inc. (Transfer Agent).  The fees paid to the Transfer Agent are intended to approximate the cost to the Transfer Agent for providing such services.  Certain officers and directors of the Fund are also officers and directors of the Transfer
    Agent.

(4) SECURITY TRANSACTIONS

      The cost of long-term investment purchases during the nine months ended
    September 30, was:

	2002	2001

Other Securities	$12,032,991	$6,218,944
	===========	===========

      Net proceeds from sales of long-term investments during the nine months ended September 30, were:

	2002	2001

United States government obligations	$ 500,000	$ 200,000
Other Securities	7,606,424	2,972,521
Total Net Proceeds	$ 8,106,424	$ 3,172,521
	===========	===========
Total Cost Basis of Securities Sold	$ 8,839,686	$ 5,017,507
	===========	===========

(5) NET ASSET VALUE

      The net asset value per share represents the effective price for all subscriptions and redemptions.

--------------------------------------------------------------------------------------

(6) CAPITAL STOCK

      Shares of capital stock issued and redeemed are as follows:

	2002	2001

Shares sold	155,464	152,471
Shares issued to shareholders in
reinvestment of net investment
income and realized gain from
security transactions	8,361	10,335
	163,825	162,806
Shares redeemed	111,363	78,196
Net increase	52,462	84,610
	=======	=======

      Value of capital stock issued and redeemed is as follows:

	2002	2001

Shares sold	$ 4,114,701	$ 5,290,058
Shares issued to shareholders in
reinvestment of net investment
income and realized gain from
security transactions	223,471	371,053
	$ 4,338,172	$ 5,661,111

Shares redeemed	2,720,258	2,543,991
Net increase	$ 1,617,914	$ 3,117,120
	===========	============

(7) DISTRIBUTIONS TO SHAREHOLDERS

      On October 8, 2002, a cash distribution of $.06 per share was declared from net investment income accrued and earned through September 30, 2002.  The total amount of the dividend to be paid is $119,429.57.  The dividend will be paid on October 21,

    2002 to shareholders of record on October 8, 2002.